SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  September 19, 1996
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         33-80419                      41-1808858
(State or Other Juris-          (Commission                 (I.R.S. Employer
diction of Incorporation)      File Number)                Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000






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                                                      -2-

Item 5.           Other Events.

                  On September 27, 1996, the Registrant will cause the issuance and sale of $198,367,179 initial principal amount of Home Equity Loan Pass-Through Certificates, Series 1996-HS2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-L, Class IO, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

                  In connection with the sale of the Series 1996-HS2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-L and Class IO Certificates, (the "Underwritten Certificates"), the Registrant has been advised by Morgan Stanley & Co., Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 33-80419, which Computational Materials are being filed manually as exhibits to this report.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the _39_ pages that appear after the Form SE cover sheet and the page headed "NOTICE".

                  The  Computational  Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the home equity mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow

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                                                      -3-

         characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits


Exhibit No.        Item 601(a) of
                   Regulation S-K
                   Exhibit No.               Description

1                  99                  Computational Materials




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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES II, INC.

                                              By: /s/ Diane S. Wold
                                            Name:  Diane S. Wold
                                           Title:  Vice President




Dated: September 19, 1996

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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES II, INC.

                                               By:  /s/Diane S. Wold
                                               Name:   Diane S. Wold
                                               Title:  Vice President




Dated: September 19, 1996

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                                  EXHIBIT INDEX


                 Item 601 (a) of       Sequentially
 Exhibit         Regulation S-K        Numbered
 Number          Exhibit No.           Description                      Page

 1                    99           Computational Materials              Filed
                                                                       Manually

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                                     EXHIBIT

                             (Intentionally Omitted)

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